UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 17, 2008

WESTFIELD FINANCIAL, INC. (Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	001-16767 (Commission File Number)	73-1627673 (IRS Employer Identification No.)

141 Elm Street, Westfield, Massachusetts 01085 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (413) 568-1911

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 7.01	Regulation FD Disclosure

      On November 17, 2008, Westfield Financial, Inc. (the "Company") issued a press release announcing that the Company has decided not to apply to participate in the U.S. Treasury's Capital Purchase Program, which is part of the broader Troubled Asset Relief Program ("TARP"). A copy of the press release is attached to this report as Exhibit No. 99.1.

      The information in this Item 7.01 and the exhibit attached hereto will not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	The following exhibit is furnished with this Report:

Exhibit No.	Description

99.1	Press release dated November 17, 2008.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTFIELD FINANCIAL, INC.

	By:	/s/ Leo R. Sagan, Jr.

	Name	Leo R. Sagan, Jr.
	Title:	Vice President

Date: November 17, 2008


EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 17, 2008.
